Exhibit 10.2

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (A) PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER. HEDGING TRANSACTIONS INVOLVING SUCH SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

AN INVESTMENT IN THE SECURITIES OFFERED HEREUNDER IS SUBJECT TO SUBSTANTIAL RISKS AS LQR HOUSE INC. IS NOT A REPORTING ISSUER OR THE EQUIVALENT IN ANY PROVINCE OR TERRITORY OF CANADA, THE UNITED STATES OR ANY OTHER JURISDICTION AND ITS SECURITIES ARE NOT CURRENTLY LISTED ON ANY STOCK EXCHANGE OR MARKET.

THE SUBSCRIBER’S ABILITY TO TRANSFER THE SECURITIES IS ALSO LIMITED BY, AMONG OTHER THINGS, APPLICABLE SECURITIES LAWS.

LQR House Inc.

SUBSCRIPTION AGREEMENT FOR COMMON STOCK
(For Canadian, United States and Non-Canadian/Non-United States Subscribers)

HAVE YOU COMPLETED THIS SUBSCRIPTION AGREEMENT PROPERLY?

The following items in this Subscription Agreement must be completed.
(Please initial each box.)

All Subscribers

All Subscriber information in the boxes on pages 1 and 2.

Sign the execution page of this Subscription Agreement on page 1.

Canadian Subscribers: Subscribers who are “Accredited Investors” under Section 2.3 of NI 45-106 must complete Schedule “B”, indicate which category is applicable and sign on page B-6.

● Subscribers relying on categories (j), (k) or (l) of the Accredited Investor exemption must complete Exhibit “I” to Schedule “B” and sign on page B-8.

Non-Canadian/Non-United States Subscribers: must complete Schedule “C” and sign on page C-2

United States Subscribers: must complete Schedule “D” and sign on page D-3

Return this executed Subscription Agreement and all applicable Schedules as follows:

Return by:

[●], 2023

Return to:

LQR House Inc.

Attention: Darren Collins, CFO
Email: darrengeorgecollins@gmail.com

Please ensure you also provide payment for the aggregate Subscription Amount in the manner provided for herein.

LQR HOUSE Inc.

SUBSCRIPTION AGREEMENT FOR COMMON STOCK
(For Canadian, United States and Non-Canadian/Non-United States Subscribers)

TO:	LQR HOUSE Inc. (THE “CORPORATION”)

The undersigned, on its own behalf and, if applicable, on behalf of a Disclosed Principal (as defined herein) for whom it is acting hereunder (the “Subscriber”), hereby irrevocably subscribes for and agrees to purchase from the Corporation that number of shares of common stock of the Corporation (the “Offered Securities”) set out below at a price of US$[●] per Offered Security (the “Subscription Price”). The Subscriber agrees to be bound by the terms and conditions set forth in the attached “Terms and Conditions of Subscription for Offered Securities” including without limitation the terms, representations, warranties, covenants, certifications and acknowledgements set forth in the applicable Schedules attached thereto. The Subscriber further agrees, without limitation, that the Corporation may rely upon the Subscriber’s representations, warranties, covenants, certifications and acknowledgments contained in such documents.

SUBSCRIPTION AND SUBSCRIBER INFORMATION

Please print all information (other than signatures), as applicable, in the space provided below

Subscriber Information and Signature

(Name of Subscriber)	Number of Offered Securities: x US$[.●]
=
Account Reference (if applicable):

By: __________________________________________ Authorized Signature	Aggregate Subscription Amount: ________________

If the Subscriber is signing as agent for a disclosed principal (a “Disclosed Principal”), complete the following:
(Official Capacity or Title – if the Subscriber is not an individual)

(Name of Disclosed Principal)
(Name of individual whose signature appears above if different than the name of the Subscriber printed above.)
(Residential Address of Disclosed Principal)
(Subscriber’s Full Residential Address, including Country)
(Telephone Number of Disclosed Principal)

(Account Reference, if applicable)
(Subscriber’s Telephone Number) (Email Address)

It is anticipated that the issue of the Offered Securities will not be evidenced by way of definitive certificates. The Corporation will keep a ledger of securityholders. The Subscriber hereby provides the Corporation the following instructions in connection with the settlement of the Offered Securities being purchased hereunder and hereby directs the Corporation to issue, register and deliver the Offered Securities as follows.

Account Registration Information:	Number and kind of securities of the Corporation held, directly or indirectly, or over which control or direction is exercised by the Subscriber, if any:

(Name)	____________________________________________________________

____________________________________________________________
(Account Reference, if applicable)

(Address, including Postal/Zip Code)

TERMS AND CONDITIONS OF SUBSCRIPTION FOR OFFERED SECURITIES

ARTICLE 1 - INTERPRETATION

1.1 Definitions

(a) Whenever used in this Subscription Agreement, unless there is something in the subject matter or context inconsistent therewith, the following words and phrases shall have the respective meanings ascribed to them as follows:

“Business Day” means a day other than a Saturday, Sunday or any other day on which the banks located in New York, New York are not open for business.

“Canadian Accredited Investor Status Certificate” means the accredited investor status certificate attached hereto as Schedule “B”.

“Closing” has the meaning ascribed to such term in Section 4.1.

“Closing Date” has the meaning ascribed to such term in Section 4.1.

“Closing Time” has the meaning ascribed to such term in Section 4.1.

“Commission” has the meaning ascribed to such term in Section 8.1.

“Common Stock” means the shares of common stock, par value $0.001 per share, of the Corporation.

“Corporation” means LQR House Inc., a Nevada corporation, and includes any successor corporation to or of the Corporation.

“Disclosed Principal” has the meaning ascribed to such term on page 2 of this Subscription Agreement.

“including” means without limitation.

“NI 45-106” means National Instrument 45-106 – Prospectus Exemptions of the Canadian Securities Administrators.

“Offered Securities” has the meaning ascribed to such term on the face page of this Subscription Agreement.

“Offering” means the offering of Offered Securities for aggregate gross proceeds of up to $[●], to be issued and sold by the Corporation pursuant to the Subscription Agreements.

“Person” includes any individual (whether acting as an executor, trustee administrator, legal representative or otherwise), corporation, firm, partnership, sole proprietorship, syndicate, joint venture, trustee, trust, unincorporated organization or association, and pronouns have a similar extended meaning.

“Regulation S” means Regulation S under the U.S. Securities Act.

“Securities Laws” means all applicable securities legislation in the United States, including without limitation, the U.S. Securities Act, the U.S. Exchange Act and the rules and regulations promulgated thereunder, including the rules and policies of the United States Securities and Exchange Commission and any applicable state securities laws.

“Share” means a share of Common Stock of the Corporation.

“Shareholder” means a holder of one or more Shares of the Corporation.

“Subscriber” means the subscriber for the Offered Securities as set out on page 1 of this Subscription Agreement and includes, as applicable, each Disclosed Principal for whom it is acting as agent.

“Subscription Agreement” means this subscription agreement (including any Schedules hereto) and any instrument amending this Subscription Agreement; “hereof”, “hereto”, “hereunder”, “herein” and similar expressions mean and refer to this Subscription Agreement and not to a particular Article or Section; and the expression “Article” or “Section” followed by a number means and refers to the specified Article or Section of this Subscription Agreement.

“Subscription Amount” has the meaning ascribed to such term on page 1 of this Subscription Agreement.

“Term Sheet” means the term sheet in respect of the Offering, a copy of which is attached hereto as Schedule “A”.

“United States” or “U.S.” means the United States of America, its territories and possessions, any State of the United States and the District of Columbia.

“U.S. Accredited Investor” means an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the U.S. Securities Act.

“U.S. Exchange Act” means the United States Securities Exchange Act of 1934, as amended

“U.S. Person” means a “U.S. person” within the meaning of Rule 902(k) of Regulation S.

“U.S. Securities Act” means the United States Securities Act of 1933, as amended.

1.2 Gender and Number

Words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine gender and words importing persons shall include firms and corporations and vice versa.

1.3 Currency

Unless otherwise specified, all dollar amounts in this Subscription Agreement and the Schedules, including the symbol “US$”, are expressed in United States dollars.

1.4 Subdivisions and Headings

The division of this Subscription Agreement into Articles, Sections, Schedules and other subdivisions and the inclusion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Subscription Agreement. The headings in this Subscription Agreement are not intended to be full or precise descriptions of the text to which they refer. Unless something in the subject matter or context is inconsistent therewith, references herein to an Article, Section, Subsection, paragraph, clause or Schedule are to the applicable article, section, subsection, paragraph, clause or schedule of this Subscription Agreement.

ARTICLE 2 - SCHEDULES

2.1 Description of Schedules

The following are the Schedules and Appendices attached to and incorporated in this Subscription Agreement by reference and deemed to be a part hereof:

Schedule “A”-Term Sheet
Schedule “B”-Canadian Accredited Investor Status Certificate
Schedule “C”-Non-Canadian/Non-United States Purchaser Certificate
Schedule “D”-U.S. Accredited Investor Certificate

ARTICLE 3- SUBSCRIPTION AND DESCRIPTION OF OFFERED SECURITIES AND

SUBSCRIPTION RECEIPTS

3.1 Subscription for the Offered Securities

The Subscriber hereby confirms its irrevocable subscription for and offer to purchase from the Corporation that number of Offered Securities indicated on page 1 of this Subscription Agreement, on and subject to the terms and conditions set out in this Subscription Agreement, for the Subscription Amount which is payable as described in Section 4.2 hereof.

3.2 Acceptance and Rejection of Subscription by the Corporation

The Subscriber acknowledges and agrees that the Corporation reserves the right, in its absolute discretion, to reject this subscription for Offered Securities, in whole or in part, at any time prior to the Closing Time. If this subscription is rejected in whole, any payment delivered by the Subscriber representing the Subscription Amount pursuant to this Subscription Agreement, will be promptly returned to the Subscriber without interest or deduction. If this subscription is accepted only in part, a cheque representing any refund of the Subscription Amount for that portion of the subscription for the Offered Securities which is not accepted will be promptly returned to the Subscriber without interest or deduction.

ARTICLE 4 - CLOSING

4.1 Closing

Closing will be completed (the “Closing”) at the offices of the Corporation’s counsel, Nauth LPC, in Toronto, Ontario at [●] (Toronto time) (the “Closing Time”) on or about [●], 2023, or such other place or date or time as the Corporation may determine in its sole discretion (the “Closing Date”). If on or prior to the Closing Time, the terms and conditions contained in this Subscription Agreement have been complied with to the satisfaction of the Corporation, or waived by the Corporation, the Corporation shall enter the Subscriber on to the stock ledger of the Corporation as a Shareholder.

If, prior to the Closing Time, the terms and conditions contained in this Subscription Agreement have not been complied with to the satisfaction of the Corporation, or waived by the Corporation, the Corporation and the Subscriber will have no further obligations under this Subscription Agreement.

4.2 Conditions of Closing

The Subscriber acknowledges and agrees that the Corporation is relying on the truth of the representations and warranties of the Subscriber contained in this Subscription Agreement as of the date of this Subscription Agreement, and as of the Closing Time as if made at and as of the Closing Time, and the fulfillment of the following additional conditions prior to the Closing Time:

(a)	on or before [●], 2023:

(i)	the Subscriber having made payment arrangements for the aggregate Subscription Amount in a manner acceptable to the Corporation or via wire transfer of immediately available funds to the Corporation;

(ii)	the Subscriber having delivered a properly completed and signed Subscription Agreement (including all applicable Schedules hereto) to:

LQR House Inc.

Attention: Darren Collins, CFO
Email:darrengeorgecollins@gmail.com

(iii)	if the Subscriber is a Canadian Subscriber, having properly completed, signed and delivered (A) Schedule “B” (the Accredited Investor Status Certificate), and (B) Exhibit “I” to Schedule “B” if subscribing under categories (j), (k) or (l) of the Accredited Investor Status Certificate; or

(iv)	if the Subscriber is not in the United States or Canada and not purchasing for the account or benefit of a U.S. Person, having properly completed, signed and delivered Schedule “C” (the Non-Canadian/Non-United States Purchaser Certificate); or

(v)	if the Subscriber is in the United States, having properly completed, signed and delivered Schedule “D” (the U.S. Accredited Investor Certificate)

(b)	the Subscriber having executed and returned to the Corporation, at the Corporation’s request, all other documents as may be required by the Securities Laws for delivery to the Corporation on behalf of the Subscriber;

(c)	the issue and sale of the Offered Securities being exempt from the requirement to file a prospectus or registration statement and the requirement to deliver an offering memorandum under applicable Securities Laws relating to the offer and sale of the Offered Securities, or the Corporation having received such orders, consents or approvals as may be required to permit such sale without the requirement to file a prospectus or registration statement or deliver an offering memorandum; and

(d)	the Corporation having obtained all necessary approvals and consents in respect of the Offering.

4.3 Authorization of the Corporation

The Subscriber irrevocably authorizes the Corporation, in its discretion, to act as the Subscriber’s representative at the Closing, and hereby appoints the Corporation, with full power of substitution, as its true and lawful attorney with full power and authority in the Subscriber’s place and stead:

(a)	to execute in the Subscriber’s name and on its behalf all closing receipts and required documents, to complete and correct any errors or omissions in any form or document provided by the Subscriber, including this Subscription Agreement and the Schedules hereto, in connection with the subscription for the Offered Securities; and

(b)	to extend such time periods and to waive, in whole or in part, any representations, warranties, covenants, conditions or other terms for the Subscriber’s benefit contained in this Subscription Agreement.

This power of attorney is irrevocable, is coupled with an interest and has been given for valuable consideration, the receipt and adequacy of which are acknowledged by the Subscriber. This power of attorney extends to the heirs, executors, administrators, other legal representatives and successors, transferees and assigns of the Subscriber. Any person dealing with the Corporation may conclusively presume and rely upon the fact that any document, instrument or agreement executed by the Corporation pursuant to this power of attorney is authorized and binding on the Subscriber, without further inquiry. The Subscriber agrees to be bound by any representations or actions made or taken by the Corporation pursuant to this power of attorney, and waives any and all defences that may be available to contest, negate or disaffirm any action of the Corporation taken in good faith under this power of attorney relating to the Offering.

ARTICLE 5 - REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBSCRIBER

5.1 Acknowledgements, Representations, Warranties and Covenants of the Subscriber

The Subscriber, on its own behalf and, if applicable, on behalf of a Disclosed Principal for whom it is acting hereunder, hereby acknowledges, represents and warrants to, and covenants with, the Corporation as follows and acknowledges that the Corporation is relying on such acknowledgements, representations, warranties and covenants in connection with the transactions contemplated herein:

(a)	The Subscriber confirms that it:

(i)	has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment in the Offered Securities, including the potential loss of its entire investment;

(ii)	is aware of the characteristics of the Offered Securities and understands the risks relating to an investment therein; and

(iii)	is able to bear the economic risk of loss of its investment in the Offered Securities.

(b)	The Subscriber is resident, or if not an individual has its head office in, the jurisdiction set out on page 1 of this Subscription Agreement and intends that the securities laws of that jurisdiction govern the Subscriber’s subscription. Such address was not created and is not used solely for the purpose of acquiring the Offered Securities and the Subscriber was solicited to purchase in only such jurisdiction.

(c)	If the Subscriber is in Canada, it is a Canadian “accredited investor” under NI 45-106 and has properly completed, executed and delivered to the Corporation this Subscription Agreement and Schedule “B” (the Canadian Accredited Investor Status Certificate), and the Exhibit thereto, as applicable, and the acknowledgements, representations, warranties, covenants and information contained herein and therein are true and correct as of the date hereof and will be true and correct as of the Closing Time and if less than a complete copy of this Subscription Agreement is delivered to the Corporation, the Corporation and its respective advisors are entitled to assume that the Subscriber accepts and agrees to all the terms and conditions of the pages not delivered, unaltered.

(d)	If the Subscriber is not in Canada or the United States and is not purchasing for the account or benefit of a U.S. Person, it has properly completed, executed and delivered to the Corporation this Subscription Agreement and Schedule “C” (the Non-Canadian/Non-United States Purchaser Certificate), and the acknowledgements, representations, warranties, covenants and information contained herein and therein are true and correct as of the date hereof and will be true and correct as of the Closing Time and if less than a complete copy of this Subscription Agreement is delivered to the Corporation, the Corporation and its respective advisors are entitled to assume that the Subscriber accepts and agrees to all the terms and conditions of the pages not delivered, unaltered.

(e)	If the Subscriber is in the United States it has properly completed, executed and delivered to the Corporation this Subscription Agreement and Schedule “D” (the U.S. Accredited Investor Certificate), and the acknowledgements, representations, warranties, covenants and information contained herein and therein are true and correct as of the date hereof and will be true and correct as of the Closing Time and if less than a complete copy of this Subscription Agreement is delivered to the Corporation, the Corporation and its respective advisors are entitled to assume that the Subscriber accepts and agrees to all the terms and conditions of the pages not delivered, unaltered

(f)	The Subscriber is aware that the Offered Securities have not been and will not be registered under the U.S. Securities Act or the securities laws of any state and that the Offered Securities may not be offered or sold, directly or indirectly, in the United States without registration under the U.S. Securities Act and applicable state securities laws or compliance with the requirements of an exemption therefrom and it acknowledges that the Corporation has no obligation to file a registration statement under the U.S. Securities Act or applicable state securities laws in respect of such securities; accordingly, the Offered Securities are (or will be when issued) “restricted securities” within the meaning of Rule 144(a)(3) of the U.S. Securities Act.

(g)	If the Subscriber is a Canadian or non-Canadian/non-United States Subscriber, the Subscriber acknowledges and agrees that:

(i)	it is not in the United States and is not acquiring the Offered Securities for the account or benefit of a Person in the United States;

(ii)	the Offered Securities have not been offered to the Subscriber in the United States, and the individuals making the order to purchase the Offered Securities and executing and delivering this Subscription Agreement on behalf of the Subscriber were not in the United States when the order was placed and this Subscription Agreement was executed and delivered;

(iii)	the Subscriber is not purchasing the Offered Securities as the result of any “directed selling efforts” (as defined in Rule 902(c) of Regulation S, and including any press releases made by the Corporation relating to the proposed Offering or any report, notification or summary of the same) made in the United States by the Corporation, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing;

(iv)	the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the U.S. Securities Act or any applicable state securities laws;

(v)	the Subscriber has no intention to distribute either directly or indirectly any of the Offered Securities in the United States, except in compliance with the U.S. Securities Act and any applicable state securities laws; and

(vi)	the Subscriber acknowledges and agrees that the Offered Securities will be “restricted securities” within the meaning of Rule 144(a)(3) under the U.S. Securities Act and will remain “restricted securities” notwithstanding any resale within or outside the United States unless the sale is completed pursuant to an effective registration statement under the U.S. Securities Act or pursuant to an exemption therefrom, including in accordance with Rule 144 under the U.S. Securities Act (“Rule 144”), if available; the Subscriber acknowledges that the Offered Securities will be subject to a minimum hold period of at least one year under Rule 144 from the date of issuance; the Subscriber acknowledges that it has been advised to obtain independent legal and professional advice on the requirements of Rule 144, and that the Subscriber has been advised that resales of the Offered Securities may be made only under certain circumstances; the Subscriber understands that to the extent that Rule 144 is not available, the Subscriber may be unable to sell any Offered Securities without either registration under the U.S. Securities Act or the availability of another exemption or exclusion from such registration requirements, and in all cases pursuant to exemptions from applicable securities laws of any applicable state of the United States.

(h)	The Subscriber undertakes and agrees that it will not offer or sell any of the Offered Securities in the United States unless such securities are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States, or an exemption from such registration requirements is available.

(i)	The execution and delivery of this Subscription Agreement, the performance and compliance with the terms hereof, the subscription for the Offered Securities and the completion of the transactions described herein by the Subscriber will not result in any material breach of, or be in conflict with or constitute a material default under, or create a state of facts which, after notice or lapse of time, or both, would constitute a material default under any term or provision of the constating documents, by-laws or resolutions of the Subscriber, if applicable, the Securities Laws or any other laws applicable to the Subscriber, any agreement to which the Subscriber is a party, or any judgment, decree, order, statute, rule or regulation applicable to the Subscriber.

(j)	The Subscriber is subscribing for the Offered Securities as principal for its own account and not for the benefit of any other Person (within the meaning of applicable Securities Laws) or if it is not subscribing as principal it is acting as agent for a Disclosed Principal (whose identity is disclosed on page 2 of this Subscription Agreement) who is purchasing as principal for its own account and not for the benefit of any other Person.

(k)	If the Subscriber is contracting hereunder as agent for a fully managed account (including for greater certainty, a portfolio manager or comparable advisor) or as an agent for a Disclosed Principal, the Subscriber is duly authorized to execute and deliver this Subscription Agreement and all other necessary documentation in connection with such subscription and if the Subscriber is acting as agent for a Disclosed Principal who is subscribing as principal for its own account and not for the benefit of any other Person, this Subscription Agreement has been duly authorized, executed and delivered by or on behalf of and constitutes a legal, valid and binding agreement of such Disclosed Principal and the Subscriber acknowledges that the Corporation and/or Agent may be required by law to disclose to certain regulatory authorities the identity of such Disclosed Principal for whom it is acting.

(l)	In the case of a subscription for the Offered Securities by the Subscriber acting as principal, this Subscription Agreement has been duly authorized, executed and delivered by, and constitutes a legal, valid and binding agreement of the Subscriber. This Subscription Agreement is enforceable in accordance with its terms against the Subscriber.

(m)	If the Subscriber is:

(i)	a corporation, the Subscriber is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation and has all requisite legal and corporate power and authority to execute and deliver this Subscription Agreement, to subscribe for the Offered Securities as contemplated herein and to carry out and perform its covenants and obligations under the terms of this Subscription Agreement and has obtained all necessary approvals in respect thereof, and the individual signing this Subscription Agreement has been duly authorized to execute and deliver this Subscription Agreement;

(ii)	a partnership, limited liability company or other form of unincorporated organization, the Subscriber has the necessary legal capacity and authority to execute and deliver this Subscription Agreement, to subscribe for the Offered Securities as contemplated herein and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof and the individual signing this Subscription Agreement has been duly authorized to execute and deliver this Subscription Agreement; or

(iii)	an individual, the Subscriber is of the full age of majority in his or her jurisdiction of residence and is legally competent to execute, deliver and be bound by the terms of this Subscription Agreement, to subscribe for the Offered Securities contemplated herein and to observe and perform his or her covenants and obligations hereunder.

(n)	There is no Person acting or purporting to act in connection with the transactions contemplated herein who is entitled to any brokerage or finder’s fee.

(o)	The Subscriber is not acting jointly or in concert with any other subscriber in connection with the Offering for the purpose of the acquisition of the Offered Securities.

(p)	If required by applicable Securities Laws, the Subscriber will execute, deliver and file or assist the Corporation in filing such reports, undertakings and other documents with respect to the issue of the Offered Securities as may be required by any securities commission, stock exchange or other regulatory authority.

(q)	The Subscriber has been advised to consult its own legal advisors with respect to the execution, delivery and performance by it of this Subscription Agreement and the transactions contemplated herein, including trading in the Offered Securities, and with respect to the hold periods imposed by the Securities Laws and other applicable securities laws, and acknowledges that no representation has been made by the Corporation respecting the applicable hold periods imposed by the Securities Laws or other resale restrictions applicable to such securities which restrict the ability of the Subscriber to resell such securities, that the Subscriber is solely responsible to find out what these restrictions are, that the Subscriber is solely responsible for compliance with applicable resale restrictions and that the Subscriber is aware that it may not resell such securities except in accordance with limited exemptions under the Securities Laws and other applicable securities laws.

(r)	The Subscriber further acknowledges that its ability to transfer the Offered Securities is restricted and may only be made in accordance with applicable Securities Laws and the terms and conditions of this Subscription Agreement.

(s)	The Subscriber has not received or been provided with a registration statement or prospectus. The Subscriber has not received or been provided with an offering memorandum or any sales or advertising literature in connection with the Offering or any document purporting to describe the business and affairs of the Corporation which has been prepared for review by prospective purchasers to assist in making an investment decision in respect of the Offered Securities and the Subscriber’s decision to subscribe for the Offered Securities was not based upon, and the Subscriber has not relied upon, any oral or written representations as to facts made by or on behalf of the Corporation, or any employee, agent or affiliate thereof or any other person associated therewith, except as set forth herein. The Subscriber’s decision to subscribe for the Offered Securities was based solely upon this Subscription Agreement (including the Term Sheet) and any information about the Corporation which is publicly available (any such information having been obtained by the Subscriber without independent investigation or verification by the Corporation).

(t)	The undersigned confirms that the Corporation has not (i) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Offered Securities or (ii) made any representation to the undersigned regarding the legality of an investment in the Offered Securities under applicable legal investment or similar laws or regulations. In deciding to purchase the Offered Securities, the undersigned is not relying on the advice or recommendation of the Corporation and the undersigned has made its own independent decision that the investment in the Offered Securities is suitable and appropriate for the undersigned.

(u)	Neither the Corporation nor any of its directors, employees, officers, affiliates or agents has made any written or oral representations:

(i)	that any Person will resell or repurchase the Offered Securities;

(ii)	that any Person will refund all or any part of the Subscription Amount; or

(iii)	as to the future price or value of the Offered Securities.

(v)	The subscription for the Offered Securities has not been made through or as a result of, and the distribution of the Offered Securities is not being accompanied by, any advertisement, including without limitation in printed public media, radio, television or telecommunications, including electronic display, or as part of a general solicitation.

(w)	The funds representing the Subscription Amount which will be advanced by the Subscriber to the Corporation hereunder will not represent proceeds of crime for the purposes of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”), and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the Subscriber’s name and other information relating to this Subscription Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act. To the best of its knowledge (i) none of the subscription funds to be provided by the Subscriber (A) have been or will be derived from or related to any activity that is deemed criminal under the laws of the United States, or any other jurisdiction, or (B) are being tendered on behalf of a Person or entity who has not been identified to the Subscriber, and (ii) the Subscriber shall promptly notify the Corporation if the Subscriber discovers that any of such representations ceases to be true, and to provide the Corporation with appropriate information in connection therewith.

5.2 Acknowledgments and Covenants of the Subscriber

The Subscriber acknowledges, covenants and agrees as follows:

(a)	It (i) has received and reviewed a copy of the Term Sheet setting out the principal terms of the Offering, and (ii) has had the opportunity to ask and have answered any and all questions which the Subscriber wished to have answered with respect to the subscription for the Offered Securities made hereunder and the Offering.

(b)	The offer of the Offered Securities does not constitute a recommendation to purchase the Offered Securities or financial product advice and the Subscriber acknowledges that the Corporation has not had regard to the Subscriber’s particular objectives, financial situation or needs.

(c)	There are risks associated with the purchase of the Offered Securities and no securities commission, agency, governmental authority, regulatory body, stock exchange or similar regulatory authority has reviewed or passed on the merits of the Offered Securities nor have any such agencies or authorities made any recommendations or endorsement with respect to the foregoing.

(d)	There is no government or other insurance covering the Offered Securities.

(e)	The Corporation is not now a “reporting issuer” under the securities laws of any jurisdiction, the Corporation has no obligation to become a reporting issuer and there is no guarantee that it will become a reporting issuer in the future. The Subscriber further acknowledges that as a result of the Corporation not being a reporting issuer the Offered Securities will potentially be subject to an indefinite “restricted period” under applicable Securities Laws and the Subscriber covenants that it will not resell the Offered Securities except in compliance with such laws and the Subscriber acknowledges that it is solely responsible (and the Corporation is not in any way responsible) for such compliance.

(f)	The certificates representing the Offered Securities shall have attached to them, legends setting out resale restrictions under applicable securities laws substantially in the following form (and with the necessary information inserted):

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (A) PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER. HEDGING TRANSACTIONS INVOLVING SUCH SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.”

(g)	The Corporation is a private company and does not have any of its securities listed on a stock exchange, and there is no assurance that any of its securities will ever become publicly listed.

(h)	There is no market for the Offered Securities and there is no assurance that a market will ever develop.

(i)	The Corporation is relying on an exemption from the requirement to provide the Subscriber with a prospectus under the Securities Laws and, as a consequence of acquiring the Offered Securities pursuant to such exemption:

(i)	certain protections, rights and remedies provided by the Securities Laws, including statutory rights of rescission, or damages and certain statutory remedies against an issuer, underwriters, auditors, directors and officers that are available to investors who acquire securities offered by a prospectus, will not be available to the Subscriber,

(ii)	the common law may not provide investors with an adequate remedy in the event that they suffer investment losses in connection with securities acquired in a private placement,

(iii)	the Subscriber may not receive information that would otherwise be required to be given under the Securities Laws, and

(iv)	the Corporation is relieved from certain obligations that would otherwise apply under the Securities Laws.

(j)	The Agent and/or its respective directors, officers, employees, agents and representatives assume no responsibility or liability of any nature whatsoever for the accuracy or adequacy of any such publicly available information concerning the Corporation or as to whether all information concerning the Corporation that may be relevant to the Subscriber has been so disclosed.

(k)	The offer, issuance, sale and delivery of the Offered Securities is conditional upon such sale being exempt from the prospectus and registration requirements and the requirement to deliver an offering memorandum in connection with the distribution of the Offered Securities under the securities laws in which the Subscriber resides or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or registration statement.

(l)	The Offered Securities subscribed for by the Subscriber hereunder form part of the issuance and sale of Offered Securities by the Corporation at the Subscription Price for aggregate gross proceeds of up to $[●]. The Subscriber further acknowledges that the Corporation may increase the size of the Offering and/or offer or sell additional securities concurrently therewith without notice to the Subscriber, which may have a dilutive effect on current shareholders or securityholders of the Corporation, including the Subscriber.

(m)	The Corporation may complete additional financings in the future and such future financings may have a dilutive effect on current shareholders or securityholders of the Corporation, including the Subscriber. However, there is no assurance that any future financings will be available, on reasonable terms or at all, and if not so available, could have a material adverse effect on the Corporation’s business, financial condition, performance or prospects.

(n)	There may be material tax consequences to the Subscriber of an acquisition or disposition of the Offered Securities, including tax reporting requirements, and the Corporation does not give any opinion or make any representation with respect to the tax consequences to the Subscriber under United States federal, state or local, Canadian federal, provincial or local or other foreign tax law with respect to the foregoing.

(o)	It is responsible for obtaining such legal and tax advice as it considers appropriate in connection with the execution, delivery and performance of this Subscription Agreement and the transactions contemplated under this Subscription Agreement.

(p)	Legal counsel retained by the Corporation is acting as counsel to the Corporation and not as counsel to the Subscriber.

(q)	This offer to subscribe is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Subscriber without the consent of the Corporation.

(r)	It acknowledges that this Subscription Agreement and the exhibits and Schedules hereto require the Subscriber to provide certain personal information to the Corporation. Such information is being collected by the Corporation for the purposes of completing the Offering, which includes, without limitation, determining the Subscriber’s eligibility to purchase the Offered Securities under the Securities Laws and other applicable securities laws and completing filings required by any securities regulatory authority. The Subscriber’s personal information may be disclosed by the Corporation to: (i) stock exchanges or securities regulatory authorities, (ii) the Internal Revenue Service or other taxing authorities, and (iii) any of the other parties involved in the Offering, including legal counsel to the Corporation, and may be included in record books in connection with the Offering. By executing this Subscription Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber’s personal information. The Subscriber also consents to the filing of copies or originals of any of the Subscriber’s documents described herein as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby. The Subscriber represents and warrants that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of each Disclosed Principal, as applicable.

(s)	It understands and acknowledges that the Corporation has no obligation or present intention of filing with the U.S. Securities and Exchange Commission or with any state securities administrator any registration statement in respect of resales of any of the Offered Securities in the United States.

(t)	It consents to the Corporation making a notation on its records or giving instruction to the registrar and transfer agent of the Corporation, if any, in order to implement the restrictions on transfer set forth and described herein.

(u)	It (and any Disclosed Principal) understands and acknowledges that (i) if the Corporation is deemed to have been at any time previously an issuer with no or nominal operations and no or nominal assets other than cash and cash equivalents, Rule 144 under the U.S. Securities Act may not be available for resale of the Offered Securities, and (ii) the Corporation is not obligated to make Rule 144 under the U.S. Securities Act available for resales of the Offered Securities.

(v)	No agency, governmental authority, regulatory body, stock exchange or other entity (including, without limitation, the SEC or any state securities commission) has made any finding or determination as to the merit of investment in, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect, to the Offered Securities).

5.3 Reliance on Representations, Warranties, Covenants and Acknowledgements

The Subscriber acknowledges and agrees that the representations, warranties, covenants and acknowledgements made by the Subscriber in this Subscription Agreement are made with the intention that they may be relied upon by the Corporation and its legal counsel in determining the Subscriber’s eligibility (and if applicable, the eligibility of the Disclosed Principal) to purchase the Offered Securities. The Subscriber further agrees that by accepting the Offered Securities, the Subscriber shall be representing and warranting that such representations, warranties, covenants and acknowledgements are true as at the Closing Time with the same force and effect as if they had been made by the Subscriber at the Closing Time.

ARTICLE 6 - SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

6.1 Survival of Representations, Warranties and Covenants of the Subscriber

The representations, warranties and covenants of the Subscriber contained in this Subscription Agreement shall survive the Closing and continue in full force and effect for the benefit of the Corporation for a period of two years following the Closing, in each case notwithstanding such Closing or any investigation made by or on behalf of the Corporation with respect thereto and notwithstanding any subsequent disposition by the Subscriber of any of the Offered Securities.

ARTICLE 7 - MISCELLANEOUS

7.1 Further Assurances

Each of the parties hereto upon the request of each of the other parties hereto, whether before or after the Closing Time, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be necessary or desirable to complete the transactions contemplated herein.

7.2 Notices

(a)	Any notice, direction or other instrument required or permitted to be given to any party hereto shall be in writing and shall be sufficiently given if delivered personally, or transmitted electronically tested prior to transmission to such party, as follows:

(i)	in the case of the Corporation, to:

c/o Nauth LPC

LQR House Inc.

217 Queen Street West, Suite 401

Toronto, Ontario M5V 0R2

Attention:	Darren Collins, CFO
Email:	darrengeorgecollins@gmail.com

(ii)	in the case of the Subscriber, at the address specified on the face page hereof.

(b)	Any such notice, direction or other instrument, if delivered personally, shall be deemed to have been given and received on the day on which it was delivered, provided that if such day is not a Business Day then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following such day and if transmitted electronically, shall be deemed to have been given and received on the day of its transmission, provided that if such day is not a Business Day or if it is transmitted or received after the end of normal business hours then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following the day of such transmission.

(c)	Any party hereto may change its address for service from time to time by notice given to each of the other parties hereto in accordance with the foregoing provisions.

7.3 Time of the Essence

Time shall be of the essence of this Subscription Agreement and every part hereof.

7.4 Applicable Law

This Subscription Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Nevada. Any and all disputes arising under this Subscription Agreement, whether as to interpretation, performance or otherwise, shall be subject to the non-exclusive jurisdiction of the courts of the State of Nevada and each of the parties hereto hereby irrevocably attorns to the jurisdiction of the courts of the State of Nevada.

7.5 Entire Agreement

Except as contemplated hereby with respect to the Agency Agreement, this Subscription Agreement, including the Schedules hereto, constitutes the entire agreement between the parties with respect to the transactions contemplated herein and cancels and supersedes any prior understandings, agreements, negotiations and discussions between the parties. There are no representations, warranties, terms, conditions, undertakings or collateral agreements or understandings, express or implied, between the parties hereto other than those expressly set forth in this Subscription Agreement or in any such agreement, certificate, affidavit, statutory declaration or other document as aforesaid. This Subscription Agreement may not be amended or modified in any respect except by written instrument executed by each of the parties hereto.

7.6 Counterparts

This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same Subscription Agreement. Counterparts may be delivered either in original, PDF or faxed form and the parties adopt any signatures received by PDF or a receiving fax machine as original signatures of the parties. If less than a complete copy of this Subscription Agreement is delivered to the Corporation or the Agent, the Corporation, the Agent and their respective advisors are entitled to assume that the Subscriber accepts and agrees to all the terms and conditions of the pages not delivered, unaltered.

7.7 Assignment

This Subscription Agreement may not be assigned by either party except with the prior written consent of the other party hereto.

7.8 Enurement

This Subscription Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, successors (including any successor by reason of the amalgamation or merger of any party), administrators and permitted assigns.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

The Corporation hereby accepts the subscription for Offered Securities as set forth on the face page of this Subscription Agreement on the terms and conditions contained in this Subscription Agreement (including all applicable Schedules) this ____ day of ____________, 2023.

LQR HOUSE Inc.

Per:
Authorized Signatory

SCHEDULE “A”

TERM SHEET

LQR HOUSE INC.

Best Efforts Private Placement of Common Stock

Issuer:	LQR House Inc., a Nevada corporation (the “Company”).

Issue:	Shares of common stock of the Company (the “Common Stock”).

Issue Price:	US$[●] per share of Common Stock (the “Issue Price”).

Issue Size:	Up to US$[●].

Use of Proceeds:	The net proceeds of the Offering will be used for working capital and general corporate purposes.

Offering Jurisdictions:	Private placement to (i) in the United States to “accredited investors” under United States securities laws pursuant to available exemptions from registration under the United States Securities Act of 1933, as amended (the “U.S. Securities Act), (ii) Canadian “accredited investors” and other exempt purchasers in all provinces of Canada as agreed upon, and (iii) offshore investors in an “offshore transaction” (as that term is defined in Rule 902(h) of Regulation S under the U.S. Securities Act) outside of Canada and the United States pursuant to relevant prospectus or registration exemptions in accordance with applicable laws (collectively (i) and (ii), the “Non-U.S. Subscribers”).

Hold Period:	The Company is currently a private company and there is currently no market through which its securities may be sold and holders may not be able to resell securities purchased under this Issue.

Closing Date:	On or about [●], 2023.

A-1

SCHEDULE “B”

Accredited Investor Status CERTIFICATE

TO BE COMPLETED BY ALL CANADIAN SUBSCRIBERS.

The categories listed herein contain certain specifically defined terms. If you are unsure as to the meanings of those terms, or are unsure as to the applicability of any category below, please contact your broker and/or legal advisor before completing this certificate.

TO:	LQR HOUSE Inc. (the “Corporation”)

In connection with the purchase by the undersigned Subscriber of the Offered Securities, the Subscriber, on its own behalf or on behalf of each Disclosed Principal for whom the Subscriber is acting (collectively, the “Subscriber”), hereby represents, warrants, covenants and certifies to the Corporation (and acknowledges that the Corporation and its counsel is relying thereon) that:

(a)	the Subscriber is resident in or otherwise subject to the securities laws of one of the Provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Ontario, Québec, New Brunswick, Nova Scotia, Prince Edward Island or Newfoundland and Labrador;

(b)	the Subscriber is purchasing the Offered Securities as principal for its own account and not for the benefit of any other person or is deemed to be purchasing as principal pursuant to NI 45-106;

(c)	the Subscriber is an “accredited investor” within the meaning of NI 45-106 on the basis that the Subscriber fits within one of the categories of an “accredited investor” reproduced below beside which the Subscriber has indicated the undersigned belongs to such category;

(d)	the Subscriber was not created or used solely to purchase or hold securities as an accredited investor as described in paragraph (m) below;

(e)	if the Subscriber is purchasing under category (j), (k) or (l) below, it has completed and signed Exhibit “I” attached hereto; and

(f)	upon execution of this Schedule “B” by the Subscriber, this Schedule “B” shall be incorporated into and form a part of the Subscription Agreement to which this Schedule “B” is attached.

(PLEASE CHECK THE BOX OF THE APPLICABLE CATEGORY OF ACCREDITED INVESTOR)

☐	(a)	(i) except in Ontario, a Canadian financial institution, or a Schedule III bank; or (ii) in Ontario, a financial institution that is (A) a bank listed in Schedule I, II or III of the Bank Act (Canada); (B) an association to which the Cooperative Credit Associations Act (Canada) applies or a central cooperative credit society for which an order has been made under subsection 473(1) of that Act; or (C) a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative or credit union league or federation that is authorized by a statute of Canada or Ontario to carry on business in Canada or Ontario, as the case may be; (b) the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

☐	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

☐	(c)	a subsidiary of any person or company referred to in paragraphs (a) or (b), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

☐	(d)	a person or company registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer (or in Ontario, except as otherwise prescribed by the regulations under the Securities Act (Ontario));

☐	(e)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

☐	(e.1)	an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

☐	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

☐	(g)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

☐	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

☐	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction (province or territory) of Canada;

☐	(j)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes, but net of any related liabilities, exceeds $1,000,000;

Note:	Financial assets include cash and securities, but do not include a personal residence – see the definition of “financial assets” later in this certificate. Financial assets are generally liquid or relatively easy to liquidate. You must subtract any liabilities related to your financial assets to calculate your net financial assets—see the definition of “related liabilities”. Financial assets held in a group RRSP under which you do not have the ability to acquire the financial assets and deal with them directly are not considered to be beneficially owned by you. If you meet the higher financial asset threshold set out in paragraph (j.1), then initial paragraph (j.1) instead of this paragraph (j).

Note:	If you are an accredited investor described in this paragraph (j), do not meet the higher financial asset threshold set out in paragraph (j.1), you must deliver a completed Form 45 106F9 – Form for Individual Accredited Investors (Exhibit I).

☐	(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000;

Note:	The financial assets of your spouse (including financial assets in a spousal RRSP) cannot be included in the calculation of net financial assets under this paragraph (j.1).

☐	(k)	an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year (delivery of a completed Form 45 106F9 – Form for Individual Accredited Investors (Exhibit I) is also required);

☐	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000;

Note:	To calculate net assets, take the value of your total assets (which may include a personal residence) and subtract your total liabilities (which may include a mortgage). The value attributed to assets should reasonably reflect their estimated fair value. Income tax should be considered a liability if the obligation to pay it is outstanding at the time of the subscription. Note: If you are an accredited investor described in this paragraph (l), you must deliver a completed Form 45 106F9 – Form for Individual Accredited Investors (Exhibit I).

☐	(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

☐	(n)	an investment fund that distributes or has distributed its securities only to (i) a person that is or was an accredited investor at the time of the distribution, (ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] or 2.19 [Additional investment in investment funds] of NI 45-106, or (iii) a person described in sub-paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106;

☐	(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

☐	(p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

☐	(q)	a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;

☐	(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

☐	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

☐	(t)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned y directors, are persons that are accredited investors;

[Note: If you have initialed this paragraph (t), name each owner of an interest and indicate the category of accredited investor into which that person fits (by reference to the paragraph numbers in this Schedule B).If a person named below is a director required by law to own a voting security, and that person is not an accredited investor, indicate “director” under Category.]

Name	Category

☐	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser;

☐	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario or Québec, the regulator as an accredited investor;

☐	(w)	a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse; or

☐	(x)	in Ontario, such other persons or companies as may be prescribed by the regulations under the Securities Act (Ontario).

***If checking this category (x), please provide a description of how this requirement is met.

For the purposes hereof, the following definitions are included for convenience:

(a)	“bank” means a bank named in Schedule I or II of the Bank Act (Canada);

(b)	“Canadian financial institution” means (i) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or (ii) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(c)	“company” means any corporation, incorporated association, incorporated syndicate or other incorporated organization;

(d)	“eligibility adviser” means:

(i)	a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed, and

(ii)	in Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

(A)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officer, founders, or control persons, and

(B)	have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(e)	“executive officer” means, for an issuer, an individual who is: (i) a chair, vice-chair or president, (ii) a vice-president in charge of a principal business unit, division or function including sales, finance or production, or (iii) performing a policy-making function in respect of the issuer;

(f)	“financial assets” means (i) cash, (ii) securities, or (iii) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(g)	“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(h)	“investment fund” has the same meaning as in National Instrument 81-106 Investment Fund Continuous Disclosure;

(i)	“person” includes: (i) an individual, (ii) a corporation, (iii) a partnership, trust, fund and an association, syndicate, organization or other organized group of persons whether incorporated or not, and (iv) an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative.

(j)	“related liabilities” means (i) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or (ii) liabilities that are secured by financial assets;

(k)	“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

(l)	“spouse” means, an individual who, (i) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual, (ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or (iii) in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(m)	“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

In NI 45-106 a person or company is an affiliate of another person or company if one of them is a subsidiary of the other, or if each of them is controlled by the same person.

In NI 45-106 and except in Part 2 Division 4 (Employee, Executive Officer, Director and Consultant Exemption) of NI 45-106, a person (first person) is considered to control another person (second person) if (a) the first person, beneficially owns or directly or indirectly exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation, (b) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership, or (c) the second person is a limited partnership and the general partner of the limited partnership is the first person.

The foregoing representations contained in this certificate are true and accurate as of the date of this certificate and will be true and accurate as of the Closing Time (as defined in the Subscription Agreement to which this Schedule “B” is attached) and the Subscriber acknowledges that this Accredited Investor Status Certificate is incorporated into and forms a part of the Subscription Agreement to which it is attached. If any such representations shall not be true and accurate prior to the Closing Time, the undersigned shall give immediate written notice of such fact to the Corporation prior to the Closing Time.

Dated:	____________________	Signed:	________________________________

__________________________________________ Print the name of Subscriber

__________________________________________ If Subscriber is a corporation, print name and title of Authorized Signing Officer

EXHIBIT “I” TO SCHEDULE “B”

FORM FOR INDIVIDUAL ACCREDITED INVESTORS

THIS “EXHIBIT I” TO SCHEDULE “B” IS TO BE COMPLETED BY ACCREDITED INVESTORS WHO ARE INDIVIDUALS SUBSCRIBING UNDER CATEGORIES (J), (K) OR (L) IN SCHEDULE “B” TO WHICH THIS EXHIBIT “I” IS ATTACHED.

WARNING! This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Common Stock	Issuer: LQR House Inc.
Purchased from: Issuer
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your Initials
Risk of loss - You could lose your entire investment of $ _____________ . [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk - You may not be able to sell your investment quickly - or at all.
Lack of information - You may receive little or no information about your investment.
Lack of advice - You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.
3. Accredited investor status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.	Your initials
● Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)
● Your net income before taxes combined with your spouse’s was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.

● Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.
● Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)
4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information
[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]
First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment

For investment in a non-investment fund

LQR House Inc.

Attention: Darren Collins, CFO

Email: darrengeorgecollins@gmail.com

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

Form instructions:

1.	This form does not mandate the use of a specific font size or style but the font must be legible.

2.	The information in sections 1, 5 and 6 must be completed before the purchaser completes and signs the form.

3.	The purchaser must sign this form. Each of the purchaser and the issuer or selling security holder must receive a copy of this form signed by the purchaser. The issuer or selling security holder is required to keep a copy of this form for 8 years after the distribution.

SCHEDULE “C”

NON-CANADIAN/NON-UNITED STATES
PURCHASER CERTIFICATE

TO BE COMPLETED BY ALL NON-CANADIAN/NON-UNITED STATES SUBSCRIBERS.

TO:	LQR House Inc. (the “Corporation”)

Terms not otherwise defined herein will have the definition ascribed thereto in the Subscription Agreement to which this Schedule “C” is attached.

Reference is made to the subscription agreement between the Corporation and the undersigned (referred to herein as the “Purchaser”) dated as of the date hereof (the “Subscription Agreement”). Upon execution of this certificate by the Purchaser, this certificate (including all appendices thereto) shall be incorporated into and form a part of the Subscription Agreement.

In connection with the Offered Securities by the Purchaser, the Purchaser represents, warrants and covenants (on its own behalf and, if applicable, on behalf of those for whom the Purchaser is contracting under the Subscription Agreement) and certifies to the Corporation, acknowledges that the Corporation and its counsel is relying thereon that:

General

A.	one of the following clauses (i) or (ii) applies:

(i)	the Purchaser is resident in or otherwise subject to the laws of the jurisdiction set out as the “Purchaser’s Address” on the face page of the Subscription Agreement and is purchasing as principal for its own account and not for the benefit of any other person, for investment only, and not with a view to the resale or distribution of all or any of the Offered Securities; or

(ii)	the Purchaser is contracting hereunder on behalf of a disclosed principal and such disclosed principal is resident in or otherwise subject to the laws of the jurisdiction set out as the “Disclosed Principal’s Address” on the face page of the Subscription Agreement, which disclosed principal is purchasing as principal for its own account and not for the benefit of any other person, for investment only, and not with a view to the resale or distribution of all or any of the Subscription Receipts and acknowledges that the Corporation may be required by law to disclose to certain regulatory authorities the identity of each disclosed principal for whom the Purchaser is contracting; and

Prospectus Exemptions

B.	the Purchaser, on its own behalf and (if applicable) on behalf of others for whom it is contracting hereunder, further represents, warrants and covenants to and with the Corporation (and acknowledges that the Corporation is relying thereon) that it is, and (if applicable) any beneficial purchaser for whom it is contracting hereunder is, a resident of, or otherwise subject to, the securities legislation of a jurisdiction other than Canada or the United States, and:

1.	the Purchaser is, and (if applicable) any other purchaser for whom it is contracting hereunder, is:

(a)	a purchaser that is recognized by the securities regulatory authority in the jurisdiction in which it is, and (if applicable) any other purchaser for whom it is contracting hereunder is resident or otherwise subject to the securities laws of such jurisdiction, as an exempt purchaser and is purchasing the Offered Securities as principal for its, or (if applicable) each such other purchaser’s, own account, and not for the benefit of any other person, for investment only and not with a view to resale or distribution; or

(b)	a purchaser which is purchasing Offered Securities pursuant to an exemption from any prospectus or securities registration requirements (particulars of which are enclosed herewith) available to the Corporation, the Purchaser and any such other purchaser under applicable securities laws of their jurisdiction of residence or to which the Purchaser and any such other purchaser are otherwise subject to, and the Purchaser and any such other purchaser shall deliver to the Corporation such further particulars of the exemption and their qualification thereunder as the Corporation may reasonably request;

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2.	all acts of solicitation, conduct or negotiations directly or indirectly in furtherance of the purchase of the Offered Securities occurred outside of Canada and the United States and no offer was made to the Purchaser in Canada or the United States and the buy order in respect of the subscription was not placed from within Canada or the United States;

3.	is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulatory authorities having application in the jurisdiction in which the Purchaser is resident which would apply to the subscription by the Purchaser for the Offered Securities;

4.	the purchase of Offered Securities by the Purchaser, and (if applicable) each such other purchaser, does not contravene any of the applicable securities laws in such jurisdiction and does not trigger: (i) any obligation to prepare and file a prospectus, registration statement, an offering memorandum or similar document, or any other ongoing reporting requirements with respect to such purchase or otherwise; or (ii) any registration or other obligation on the part of the Corporation; and (iii) the applicable securities law of such jurisdiction do not require the Corporation to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in such jurisdiction in connection with the issue and sale or re-sale of the Offered Securities;

5.	the Purchaser, and (if applicable) any other purchaser for whom it is contracting hereunder, will not sell or otherwise dispose of any Offered Securities, except in accordance with applicable United States securities laws, and if the Purchaser, or (if applicable) such beneficial purchaser, sells or otherwise disposes of any Offered Securities to any person, the Purchaser, and (if applicable) such beneficial purchaser, will obtain from such purchaser representations, warranties and covenants in the same form as provided in this Schedule and shall comply with such other requirements as the Corporation may reasonably require; and

6.	the Purchaser will provide such evidence of compliance with all such matters as the Corporation or the Agent or their respective counsel may request, each acting reasonably.

The foregoing representations are true and accurate as of the date of this certificate and will be true and accurate as of the Closing Time. If any such representation shall not be true and accurate prior to the Closing Time, the undersigned shall give immediate written notice of such fact to the Corporation.

Dated: _____________________________, 2023
Name of Purchaser

Signature of Purchaser

If the Purchaser is a corporation, print name and title of Authorized Signing Officer

Name of Disclosed Principal (if any)

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SCHEDULE “D”

U.S. ACCREDITED INVESTOR CERTIFICATE

TO:	LQR House Inc. (the “Company”)

Capitalized terms not specifically defined in this Schedule “D” have the meanings ascribed to them in the Subscription Agreement to which this Schedule “D” is attached.

In connection with the purchase of Common Shares of the Company (the “Common Shares”) by the undersigned subscriber or, if applicable, the principal on whose behalf is purchasing as agent (the “Subscriber”, for the purposes of this Schedule “D”), the Subscriber hereby represents, warrants, covenants and certifies to the Company (and acknowledges that the Company and its counsel are relying thereon) that:

1.	it is a U.S. Accredited Investor that satisfies one or more of the categories of “accredited investor” as indicated below (the Subscriber must initial on the appropriate line(s) writing “SUB” for the Subscriber and “BP” for each beneficial purchaser, if any):

______	any bank as defined in Section 3(a)(2) of the U.S. Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act whether acting in its individual or fiduciary capacity;

_______	any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

_______	any insurance company as defined in Section 2(a)(13) of the U.S. Securities Act;

_______	any investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of that Act;

_______	any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

_______	any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of US$5,000,000;

_______	any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are U.S. Accredited Investors;

_______	any private business development company as defined in Section 202(a)(22) of the Investments Advisers Act of 1940;

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_______	any organization described in section 501(c)(3) of the Internal Revenue Code of 1986, corporation, Massachusetts or similar business trust, or partnership not formed for the specific purpose of acquiring the Subscription Receipts, with total assets in excess of US$5,000,000;

_______	a director or executive officer of the Corporation;

_______	a natural person whose individual net worth (excluding (i) as an asset, the primary residence of the natural person and (ii) as a liability, indebtedness secured by such residence, up to the estimated fair market value of such residence at the time of sale of the Subscription Receipts (except that if the amount of such indebtedness outstanding at such time of sale exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability) or joint net worth with his or her spouse, at the time of that person’s purchase, exceeds US$1,000,000;

_______	a natural person who had an individual income in excess of US$200,000 in each of the two most recent years, or joint income with that person’s spouse in excess of US$300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year;

_______	any trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the Subscription Receipts, whose purchase is directed by a sophisticated person, being defined as a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment; or

_______	a natural person that holds one of the following licenses in good standing: General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), or the Investment Adviser Representative license (Series 65); or

_______	an investment adviser registered pursuant to section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state; or

_______	an investment adviser relying on the exemption from registering with the Commission under section 203(l) or (m) of the Investment Advisers Act of 1940; or

_______	a Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act; or

_______	an entity, of a type not listed above, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000; or

_______	a “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940 (17 CFR 275.202(a)(11)(G)-1): (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment; or

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_______

a “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940 (17 CFR 275.202(a)(11)(G)-1)), of a family office not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000 and whose prospective investment in the issuer is directed by such family office by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment; or

_______	any entity in which all the equity owners are within one or more of the foregoing categories.

DATED at __________________________ this _______ day of _______________, 2023.

If a Company, Partnership or Other Entity:	If an Individual:

X
Name of Entity	Signature

Type of Entity	Print or Type Name

X
Signature of Person Signing

Print or Type Name and Title of Person Signing

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